                                                                    EXHIBIT 99.1

                            TRANSMITTAL OF QUARTERLY
                   POST CONFIRMATION REPORT WITH CERTIFICATION
                       FOR THE QUARTER ENDED: July 2, 2005


In re:  PHAR-MOR, INC., et al      )        Case No.:  01-44007 through 01-44015
                                   )
                                   )        Chapter 11
                                   )
                      Debtors      )        KAY WOODS,
                                   )        U.S. Bankruptcy Judge


Debtors, affirm that:

          1. The attached Chapter 11 Post Confirmation Report for the quarter ended July 2, 2005, which includes the Total Disbursement for Quarter, the Summary Amounts Distributed Under the Plan, and the Summary of Status on Consummation of Plan has been reviewed and the report as prepared fairly and accurately reflects the Debtors' complete disbursement/distribution activity and status for the period stated.

          2. The individual responsible for preparing the attached report was Martin S. Seekely whose title is Chief Financial Officer. Any questions regarding the attached report should be directed to Martin S. Seekely at telephone number (330) 740-2920.

          3. The Debtors are in compliance with the provisions of the confirmed Chapter 11 Plan except as listed below:

                           None

          4. The undersigned is authorized to file this report on behalf of the Debtors.

IT IS CERTIFIED HEREBY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                            DEBTORS:

         Dated:   July 27, 2005               By:  _____________________________
                                                         Martin S. Seekely
                                                         Chief Financial Officer

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                       CHAPTER 11 POST CONFIRMATION REPORT
                         FOR QUARTER ENDED July 2, 2005


Debtor:  PHAR-MOR, INC. et al               Case No.:  01-44007 through 01-44015

Total Disbursements for Quarter

All disbursements made by the Debtor during the current quarter, whether under the plan or not, must be accounted for and reported herein for the purposes of calculating quarterly fees.

                                           Total Disbursements:      $ 5,857,256

Summary of Amounts Distributed Under the Plan:
---------------------------------------------

                                         Current Quarter            Paid to Date
                                         ---------------           -------------
       A. Fees and Expenses:
1.  Trustee Compensation                 $        3,750            $     197,750
2.  Fees for Attorney for Trustee                 -                       -
3.  Fee for Attorney for Debtors                 35,388                1,672,277
4.  Other Professionals                         146,097                4,108,382
5.  All expenses, including Trustee               -                       -

       B. Distributions:
6.  Secured Creditors                             -                       -
7.  Priority Creditors                           99,352                6,643,870
8.  Unsecured Creditors                       4,973,888               33,920,953
9.  Equity Security Holders                       -                       -
10. Other Payments or Transfers
       Merchandise and Other Payments           (10,783)             736,297,342
       Payroll                                   609,564              92,499,781
    Total Plan Payments
       (Sums of Lines 1-10)              $     5,857,256            $875,339,781

Summary of Status on Consummation of Plan:
-----------------------------------------

Plan payments are current:                                   Yes __X__   No_____
         If no, attach explanatory statement identifying payments not made
         (by creditor, amount, and date due), reason for non-payment, and an estimated date as to when payments will be brought current.

Quarterly fees due to the United States Trustee are current: Yes __X__   No_____
                                                                    -

Anticipated date of final report/motion for final decree:     December 31, 2006